PROSPECTUS

WisdomTree Short-Term Treasury Digital Fund

WisdomTree Digital Trust

September 26, 2022

(as revised September 29, 2022)

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TICKER: WTSY

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WisdomTree Digital Trust

WisdomTree Short-Term Treasury Digital Fund

Investment Objective

The WisdomTree Short-Term Treasury Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of an index designed to measure the performance of obligations of the U.S. Treasury with maturities between 1 and 3 years.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.00%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$0	$0

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is new, so it has no portfolio turnover as of the date of this prospectus.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Solactive U.S. 1-3 Year Treasury Bond Index (the “Index”) through the use of a representative sampling strategy. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. Treasury securities. The Index is maintained by Solactive, AG (the “Index Provider”) and is designed to measure the performance of obligations of the U.S. Treasury with remaining maturities between 1 and 3 years. The components of the Index are weighted by market-capitalization and the Index is rebalanced and reconstituted on a monthly basis. It is anticipated that the number of constituents comprising the Index will be between approximately 90 and 100 constituents. The Index includes component securities of available fixed rate nominal securities issued publicly by the U.S. Treasury, but excludes Treasury Inflation-Protected Securities (“TIPS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), and the State and Local Government Series (“SLGS”). Accordingly, the Fund will invest in U.S. Treasury obligations in seeking to track the Index and will publicly disclose its portfolio holdings daily. The Fund may be required to purchase or sell portfolio assets in order to track the Index as the Index reconstitutes and rebalances and/or to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

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Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology to maintain a secondary record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

Although Securrency Transfers, Inc. the Fund’s transfer agent (“Securrency” or “Transfer Agent”), will maintain the official record of share ownership in book-entry form (the “Official Record”), the ownership of the Fund’s shares will also be recorded - or digitized - on the Stellar or Ethereum blockchains (the “Secondary Record”). The Transfer Agent will reconcile secondary blockchain transactions with the Fund’s records on at least a daily basis. Reconciliation involves maintaining a matching Official Record and Secondary Record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable and immutable (i.e., permanent) way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. (“WisdomTree”) provides a Stellar-based wallet service through the App (see “Purchase and Sale of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital assets and is used to facilitate sending digital assets on a particular blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information.

In order to maintain the Secondary Record, Securrency registers blockchain wallet addresses and associates them with relevant personal identifying information at the control location resulting in a registry of addresses that can participate in transactions. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by the Transfer Agent in a separate database that is not available to the public. The registry enforces transaction compliance through smart contracts by requiring the control location to co-sign a transaction after review. In this manner, Securrency prevents transactions between unknown persons or unknown blockchain wallets.

By leveraging Securrency’s blockchain infrastructure technology, it is anticipated that Fund shareholders will have the benefit of shares that may be operated on more than one blockchain, initially the Stellar and Ethereum blockchains. Shareholders can move the Secondary Record of ownership between the Stellar and Ethereum blockchains as desired through interoperability, with the Transfer Agent continuing to maintain the Official Record. This interoperability permits shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., initially, the Stellar and Ethereum blockchains), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The secondary recording of Fund shares on the blockchain will not affect the Fund’s investments in U.S. Treasury obligations. The Fund will not directly or indirectly invest in any assets that rely on blockchain technology, such as cryptocurrencies.

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The principal risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

▪	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. In addition, blockchain networks may undergo technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to a blockchain based on proof-of-stake validation. Segments of the mining community were against this change, which was complex and involved a merger of the then existing Ethereum blockchain with the new Ethereum blockchain, which could potentially lead to greater centralization. Further, certain miners and other users resisted adoption of the new Ethereum blockchain and it is possible that two Ethereum blockchains (among potentially others) will endure and compete going forward, which may also slow or impede transactions.

▪	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

▪	Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

▪	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

▪	Cybersecurity Risk. The Fund and its service providers, as well as the App (as defined below in “Purchase and Sale of Fund Shares”) and blockchain networks, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, App, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

▪	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

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Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

▪	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

▪	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

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▪	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

▪	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

▪	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons.

▪	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Because the Fund is new, it has no performance history. When the Fund has been in operation for a full calendar year, performance information will be shown here. Once the Fund has commenced operations, you can obtain updated performance information by accessing the information through the App (as defined below in “Purchase and Sale of Fund Shares”) or at www.wisdomtreedigital.com.

Management

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA has served as portfolio manager of the Fund since its inception.

Mr. Andrew Higley, CFA has served as portfolio manager of the Fund since its inception.

Mr. Anuranjan Sharma has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Investors may set up an account with WisdomTree or its affiliate, WisdomTree Securities, Inc. (“WisdomTree Securities”), through a mobile application, which is made available by WisdomTree through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors must purchase, hold, sell or transfer their shares. Applicable investor information obtained via the App is integrated with the Transfer Agent in order to allow for straight through processing of transactions and for the Transfer Agent to maintain the Official Record. The minimum initial purchase is $25.

Account or transaction fees implemented by WisdomTree or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and sale of Fund shares. The Fund will not be assessed any such fees and no sales loads will apply.

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Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions ” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Additional Information About the Fund

Use of Blockchain

Share Recording

As noted above, Fund shares will have the ability to be recorded on one or more blockchains to help facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem. However, any such blockchain wallet, prior to use, will be registered by the Transfer Agent and associated with relevant personal identifying information. This will provide the Transfer Agent with the ability to continue to maintain the Official Record of the Fund to the extent shares are transferred to any registered wallet. By way of example, while the shares will initially be recorded on the Stellar blockchain, to the extent that an investor desires to transfer such shares to a personal Ethereum-based wallet (which, by its nature, is unable to accommodate Stellar-based assets), such transfer can be accomplished through interoperability. Assuming 100 shares are recorded on the Stellar blockchain with a subsequent investor request to transfer the 100 shares from the Stellar blockchain to the Ethereum blockchain, the Stellar blockchain record would initially reflect the ownership of 100 shares and ultimately a burning of 100 shares upon successful transfer (i.e., for a net of “0” shares recorded on the Stellar blockchain), and the Ethereum blockchain record would reflect the minting and delivery of 100 shares. In such a situation, no new shares are created for Official Record purposes.

The Transfer Agent will reconcile secondary blockchain transactions with the Fund’s records on at least a daily basis. The Transfer Agent’s records will constitute the Official Record of the Fund and govern the record ownership of Fund shares in all circumstances.

Information Available via Blockchains

Shareholders will interact through a wallet, such as the wallet service provided in the App, in a similar manner to non-blockchain based Apps used to transact in fund shares. However, information recorded on the Stellar or Ethereum blockchains will be available to the public and will store the complete transaction history from issuance of the shares that are recorded on the applicable blockchain. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available through one or more “block explorer” tools capable of displaying activity on the applicable blockchain. Accordingly, the shares’ issuance and redemption data (and not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by the Transfer Agent in a separate database that is not available to the public.

In the event of a conflict between the transaction history on the applicable blockchain and the records maintained by the Transfer Agent, the Transfer Agent shall update the blockchain record as necessary and such an update will be recorded and viewable for transparency on the applicable blockchain as a subsequent transaction. The Transfer Agent may also use the applicable blockchain as a source of information in the case of a disputed transaction, including in the case of alleged fraud or theft. In such case, the Transfer Agent’s Official Record and the blockchain record will be updated, as applicable, to reflect any changes resulting from the dispute resolution process.

Blockchain Fees, Functionality and Transaction Processing

Users of blockchains, such as Stellar and Ethereum, must pay transaction fees to the blockchain in order to validate a transaction, which in the case of Stellar and Ethereum is in the form of lumens or ether, the native digital asset for the operation of Stellar and Ethereum, respectively. These transaction fees will be the responsibility of WisdomTree Digital Management or its affiliates; Fund investors will not be required to purchase any such blockchain native digital currency, such as lumens or ether.

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Delays in transaction processing have been known to occur on each blockchain. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions. Nodes, which are typically hosted by third parties with specific hardware, form the infrastructure of a blockchain. Nodes on a blockchain are connected to each other and they exchange the latest blockchain data and verification and confirmation of transactions requires a consensus of nodes. During a delay in transaction processing, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Fund may choose to reevaluate the suitability of a particular blockchain in the event of future or recurring delays.

Additional Information About the Fund’s Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of an index (“Index”) developed by Solactive, AG (the “Index Provider”). The Index consists of securities in the market suggested by its name that meet specific criteria developed by the Index Provider.

Since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Investment Strategies.

WisdomTree Digital Management expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The quantity of holdings in the Fund using a representative sampling strategy will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Index and consequently the attributes of the Index may change. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index or to reflect various other changes to the Index. The Fund may be required to purchase or sell portfolio assets in order to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

Further, the Fund may overweight or underweight securities in the Index, purchase or sell securities not in the Index in seeking to track the Index.

Non-Principal Information About the Fund’s Investment Strategies

The Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through a securities lending agent (“Lending Agent”) to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. The Lending Agent will be named in this prospectus prior to implementation of a securities lending program. Such securities lending program, if implemented, would allow the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund would receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

Additional Principal Risk Information About the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each of the factors below could have a negative impact on Fund performance.

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Blockchain Technology Risk

Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. Risks can also differ by blockchain. For instance, the process by which Ethereum transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of- stake, users (referred to as “validators”) stake a minimum amount of capital in the form of ether (the currency of Ethereum) into a smart contract, or computer program, stored on Ethereum. Validators process proposed transactions and bundle them into a data packet known as a “block.” A randomly chosen validator is permitted to add a block of transactions to the Ethereum blockchain after attestation by other validators and is rewarded by a grant of newly-issued ether. This type of process is susceptible to a 51% attack, with such applicable risk further described below. In contrast, the Stellar network’s transactions are verified on the Stellar blockchain through a federated Byzantine agreement. A federated Byzantine agreement is a system in which each participant knows of others it considers important. It waits for the vast majority of those others to agree on any transaction before considering the transaction settled. In turn, those important participants do not agree to the transaction until the participants they consider important agree as well, and so on. Eventually, enough of the network accepts a transaction for verification (i.e., achieve consensus) that it becomes infeasible for an attacker, including a 51% attack, to roll it back, or for a fork to occur.

In addition, blockchain technology risk can carry with it additional sub-risks, including: (1) Regulation of Blockchain Technology Risk; (2) Fork Risk; (3) 51% Attack Risk; and (4) Risk of the Ethereum Blockchain’s Change to a Proof-of-Stake Consensus Mechanism.

Regulation of Blockchain Technology Risk

There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital currency, which are extremely speculative and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain.

Fork Risk

Blockchain software is generally open-source. Any user can download the software, modify it and then propose that network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. However, if less than a substantial majority of users consent to the proposed modification, and the blockchain consensus mechanism, such as that used by Ethereum, allows for the modification to nonetheless be implemented by some users and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. If a fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users and other participants, leading to a loss of these for the original blockchain.

51% Attack Risk

If a majority of staked native cryptocurrency on a blockchain using a proof-of-stake consensus mechanism, such as Ethereum, is controlled by a bad actor, whether singularly or as a group (often referred to as a “51% attack”), it may be able to alter the blockchain on which the blockchain network and network transactions rely. This could occur if the bad actor were to construct fraudulent blocks or prevent certain transactions from being completed in a timely manner, or at all. It could be possible for the malicious actor to control, exclude or modify the ordering of transactions, though it could not generate new network coins or transactions. Further, a bad actor could “double-spend” its own network native digital asset (i.e., spend the same network digital asset in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. If the network community did not reject the fraudulent blocks as malicious or to the extent that such bad actor did not yield its control, reversing any changes made to the blockchain network may be impossible. The possible crossing of this threshold indicates a greater risk that a single validator (or group of validators working together) could exert authority over the validation of network transactions. If the feasibility of a bad actor gaining control of the blockchain network increases, it may negatively affect the ability of the Fund’s shares to be held on the blockchain undergoing a 51% Attack.

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The 51% threshold is the level which would almost guarantee a malicious actor’s success. However, such attacks could in theory occur at thresholds lower than 51% of the staked cryptocurrency. In addition, a malicious actor may also obtain control over the blockchain network through its influence over core developers by gaining direct control over a core developer or an otherwise influential programmer. To the extent that a blockchain network’s ecosystem does not grow, the possibility that a malicious actor may be able to obtain control of the processing power or development control on the blockchain network in this manner will remain heightened.

Additional Risks of the Ethereum Blockchain’s Change to a Proof-of-Stake Consensus Mechanism

Ethereum previously used a consensus protocol called proof-of-work, similar to Bitcoin. This allowed the nodes of the Ethereum network to agree on the state of all information recorded on the Ethereum blockchain and prevented certain kinds of economic attacks. The Ethereum blockchain recently changed to a proof-of-stake consensus mechanism. One risk of the Ethereum blockchain moving to proof-of-stake is centralization of staking power in a relatively small number of validators which could occur, for example, as a result of validators ceasing operations or if staked ether is otherwise concentrated in a small number of validators. As a result, it may adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to a blockchain until the next scheduled adjustment in difficulty for block solutions or otherwise be possible for a bad actor to manipulate a blockchain and hinder transactions). Any reduction in confidence in the confirmation process or processing power of the Ethereum blockchain may adversely affect an investment in the Fund. Another risk of the Ethereum blockchain moving to proof-of-stake is that segments of the mining community and other users were against this change, and it is possible that two Ethereum blockchains (among potentially others) will endure and compete going forward, which may slow or impede transactions. Such events would not have any impact on the Official Record of shares maintained by the Transfer Agent, although they could cause a decline in interest in the Fund among current and potential shareholders.

Cybersecurity Risk

The Fund and its service providers, as well as the App and blockchain networks, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including the Adviser, Sub-Adviser, Securrency, administrator and custodian, may subject the Fund to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund. For instance, cyber-attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. While the Fund’s service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cybersecurity protections put in place by its service providers or any other third-parties whose operations may affect the Fund or its shareholders.

If there is a cyberattack on the App, internal or affiliate platforms, or a blockchain network or blockchain wallets, the Transfer Agent may lose the ability to control compliance and transfer restrictions programmed into the Fund’s shares which could increase the possibility of loss or theft of a shareholder’s shares in the Fund. Such loss or theft could result in claims against the Fund and could have a substantial adverse effect on the financial and business operations of the Fund.

Income Risk

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. The Fund’s income would decline when interest rates fall because the Fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

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Index and Data Risk

The Fund employs a “passive management” – or indexing – investment approach. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or the Fund’s shareholders. While the Index Provider provides a rules-based methodology that describes what the Index is designed to achieve within a particular set of rules, neither the Index Provider, its agents nor data providers provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Index, its calculation, valuation or its related data, and they do not guarantee that the Index will be in line with the Index Provider’s methodology. The composition of the Index is dependent on data from one or more third parties and/or the application of such data within the rules of the Index methodology, which may be based on assumptions or estimates. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed. Errors in Index data, Index computations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

Any of the foregoing may lead to the inclusion of securities in the Index, exclusion of securities from the Index or the weighting of securities in the Index that would have been different had data or other information been correct or complete, which may lead to a different investment outcome than would have been the case had such events not occurred. The Adviser, through the Sub-Adviser, seeks to manage the Fund to correspond to the Index provided by the Index Provider. Consequently, losses or costs associated with the Index’s errors or other risks described above will generally be borne by the Fund and its shareholders and neither the Adviser nor its affiliates or agents make any representations or warranties regarding the foregoing.

Interest Rate Risk

The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates and may change in response to other factors, such as perception of an issuer’s creditworthiness. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter maturities. The “average portfolio maturity” of the Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk.

Investment Risk

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Style Risk

The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, different types of bonds) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Issuer Credit Risk

The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due on the security, or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The Fund cannot collect interest and principal payments on a security if the issuer defaults. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation, or Fitch Ratings Inc.) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

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Issuer-Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Market Risk

The trading prices of securities fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Fund’s NAV, like securities prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Non-Correlation Risk

As with all index funds, the performance of the Fund and its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index or may be subject to pricing differences, differences in the timing of dividend accruals, tax gains or losses, operational inefficiencies and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. By using a representative sampling strategy, the Fund generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions.

Portfolio Turnover Risk

Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in high portfolio turnover rates for the Fund. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

U.S. Treasury Obligations Risk

U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline, which has experienced a historical downgrade. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury obligations from another ratings agency or a further downgrade may cause the value of the Fund’s U.S. Treasury obligations to decline.

The total public debt of the United States has grown rapidly since the beginning of the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

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Additional Non-Principal Risk Information

Securities Lending. Although the Fund will not enter into a securities lending program unless the Fund is indemnified by the Fund’s lending agent for losses incurred in connection with a borrower’s default with respect to a loan, the Fund would bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, the Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. These events, upon implementation of a securities lending program, could also trigger negative tax consequences for the Fund.

Operational Risk. The Fund, its service providers (including the Adviser, the Sub-Adviser, Securrency, WisdomTree, the administrator and the custodian), the App, blockchain networks and intermediaries, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Portfolio Holdings Information

The Fund will disclose its portfolio holdings daily at www.wisdomtreedigital.com.A more detailed description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

WisdomTree Digital Management, as the investment adviser, has overall responsibility for the general management and administration of the WisdomTree Digital Trust (the “Trust”) and the Fund. WisdomTree Digital Management is a registered investment adviser with offices located at 250 West 34th Street, 3rd Floor, New York, New York 10019. WisdomTree Digital Management is a newly formed investment adviser and its assets under management comprise those of the Fund.

WisdomTree Investments* is the ultimate parent company of WisdomTree Digital Management. WisdomTree Digital Management provides an investment program for the Fund. The Adviser provides proactive oversight of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate.

* “WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust.

For its services, the Fund pays the Adviser an all-inclusive management fee, based on a percentage of the Fund’s average daily net assets, as shown in the following table.

Name of Fund	Management Fee
WisdomTree Short-Term Treasury Digital Fund	0.00%

Under the Investment Advisory Agreement for the Fund, WisdomTree Digital Management has agreed to pay generally all expenses of the Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for the Fund, please see the “Management of the Trust” section of the SAI.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Advisory Agreement will be available in the Fund’s first Semi-Annual or Annual Report. All organizational and offering costs for the Fund will be borne by the Adviser and are not subject to reimbursement.

WisdomTree Digital Management, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers are subject to oversight by WisdomTree Digital Management. An investment advisory affiliate of WisdomTree Digital Management, WisdomTree Asset Management, Inc. and the WisdomTree Trust (which serves as the issuer of WisdomTree exchange-traded funds (“ETFs”)) have received an exemptive order from the SEC that WisdomTree Digital Management and the Trust may rely on. Accordingly, such order permits WisdomTree Digital Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund, without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Digital Management has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Digital Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

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Pursuant to a separate contractual arrangement, WisdomTree Digital Management (i) educates, or facilitates education, regarding the blockchain-enabled aspects of the Fund’s shares, makes periodic reports to the Board with respect thereto and pays (either directly or through third parties, which may include affiliates) all applicable blockchain network fees on behalf of the Fund, and (ii) arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees.

Sub-Adviser

Voya Investment Management Co. LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund. The Sub-Adviser, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2022, the Sub-Adviser had assets under management totaling approximately $234 billion. The Sub-Adviser is an independently operated indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. The Sub-Adviser chooses the Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Digital Management pays the Sub-Adviser for providing sub-advisory services to the Fund.

A discussion regarding the basis for the Board of Trustee’s approval of the Fund’s Investment Sub-Advisory Agreement will be available in the Fund’s first Semi-Annual or Annual Report.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA. Mr. Timberlake has served as portfolio manager of the Fund since its inception in September, 2022.

Mr. Andrew Higley, CFA. Mr. Higley has served as portfolio manager of the Fund since its inception in September, 2022.

Mr. Anuranjan Sharma. Mr. Sharma has served as portfolio manager of the Fund since its inception in September, 2022.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

Additional Information About the Purchase and Sale of Fund Shares

Getting Started

Investors will need to establish an account with WisdomTree or its affiliate, WisdomTree Securities. In order to open a new account, you will first need to download the App made available by WisdomTree via the Apple App Store or Google Play, which is free to download. The WisdomTree application process is completed entirely through the App. As a convenience provided by WisdomTree, you can also sign up for services you may want on your account by completing the appropriate sections of the application.

Transacting in Fund Shares

Subject to the purchase and sale requirements stated in this prospectus, you may buy, sell or transfer shares through the App, although purchases and sales of Fund shares will only be processed on days and during hours that the NYSE is open for business. The minimum initial purchase is $25. There is no minimum investment for subsequent purchases, although the Fund reserves the right to waive or change investment minimums.

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The price to buy or sell one share is its NAV. Shares will be bought or sold at the NAV next calculated after an order is received in proper form.

Exchanging Shares

Fund shares are not eligible to exchange for shares of WisdomTree ETFs.

Determination of Net Asset Value

The NAV of the Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on such exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund’s NAV is available through the App and online at www.wisdomtreedigital.com.

Dividends and Distributions

The Fund intends to pay out dividends, if any, on a monthly basis. Nonetheless, the Fund may not make a dividend payment every month. The Fund intends to distribute its net realized capital gains to shareholders annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year.

Distributions will be paid in cash.

Frequent Purchases and Sales of Fund Shares

The Fund does not monitor for market timers or prohibit short-term trading activity. Although the Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may cause the Fund to hold more cash, disrupt the Fund’s management, increase its expenses, transaction costs, administrative costs or taxes, and/or dilute the value of Fund shares held by other shareholders.

Reports and Prospectuses

Account information will be available electronically through the App. When creating an account on the App, you will be asked if you consent to electronic delivery of materials. If you consent to electronic delivery, you also will receive the Fund’s financial reports every six months as well as an annual updated prospectus electronically through the App. At any time, you may view a current prospectus and financial report through the App or online at www.wisdomtreedigital.com.You may also request paper copies of the Fund’s financial reports and current prospectus through the App.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

▪	The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund may impose a purchase maximum on shareholders that would limit the ability of shareholders to purchase Fund shares if their total purchases or account balance exceeds a dollar threshold.

▪	Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

▪	When you buy shares, it does not create a checking or other bank account relationship with the Fund or any bank.

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▪	You may only buy shares of the Fund if eligible for sale in your state or jurisdiction.

▪	In unusual circumstances, the Fund may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

▪	The Fund may pay redemption proceeds in securities or other assets rather than cash if the Adviser determines it is in the best interest of the Fund, consistent with applicable law. Investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

▪	As long as the Fund and its agents follow reasonable security procedures and act on instructions reasonably believed to be genuine, the Fund and its agents will not be responsible for any losses that may occur from unauthorized requests.

▪	Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to via digital communication channels (e.g., through the App), you are accepting the associated risks related to potential lack of security, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Questions

If you have any questions about the Fund or your account, please communicate through the App.

Customer Identification Program

You will be asked to provide information to WisdomTree or its affiliate (which WisdomTree or its affiliate will provide to Securrency as the Fund’s transfer agent) in accordance with anti-money laundering regulations, to verify your identity when you open an account, including name, address, date of birth and other information (which may include certain documents). Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the Fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide required information. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day WisdomTree closes your Fund position.

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Please refer to the section of the SAI entitled “Taxes” for a more detailed explanation of the tax consequences of investing in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions; and

•	You sell or redeem Fund shares.

Taxes on Distributions

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations. Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction, which is generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of distributions paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

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In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by the Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has been notified by the IRS that he, she or it has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Sell Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Additional Notice

Solactive AG (Index Provider)

Solactive AG (“Solactive”) is the licensor of the Index. The Fund is not sponsored, endorsed, promoted or sold by Solactive in any way and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the Fund; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. Solactive does not guarantee the accuracy and/or the completeness of the Index and shall not have any liability for any errors or omissions with respect thereto. Notwithstanding Solactive’s obligations to its licensees, Solactive reserves the right to change the methods of calculation or publication with respect to the Index and Solactive shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Index. Solactive shall not be liable for any damages, including, without limitation, any loss of profits or business, or any special, incidental, punitive, indirect or consequential damages suffered or incurred as a result of the use (or inability to use) of the Index.

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Financial Highlights

The Fund had not commenced operations as of the date of this prospectus and therefore does not have financial information.

WisdomTree Digital Trust
250 West 34th Street, 3rd Floor

New York, NY 10119

The Fund’s current SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, when available. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, when available, as applicable, free of charge, please communicate through the App.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this prospectus and you should not rely on any other information.

© 2022 WisdomTree Digital Trust WisdomTree® is a registered mark of WisdomTree Investments, Inc. INVESTMENT COMPANY ACT FILE NO. 811-23659